UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2006

Checkers Drive-In Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-19649

Delaware	58-1654960
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4300 West Cypress Street Suite 600 Tampa, FL	33607
(Address of principal executive offices)	(Zip code)

(813) 283-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported by Checkers Drive-In Restaurants, Inc. (the “Company”) in its Annual Report on Form 10-K for the year ended January 2, 2006, Pipefitters Local No. 636 Defined Benefit Plan (“Plaintiff”) filed a state court civil action against the Company and all of the members of the Company’s Board of Directors in the Hillsborough County, Florida Circuit Court (the “Court”)(Case No. 06-CA-001825). On April 7, 2006, a Notice of Voluntary Dismissal Without Prejudice was filed with the Court by counsel for Plaintiff, stating that this action was voluntarily dismissed by Plaintiff without prejudice. We did not pay any consideration or compensation to Plaintiff or its counsel in connection with this voluntary dismissal.

A copy of Plaintiff’s Notice of Voluntary Dismissal Without Prejudice is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(d) Exhibit No.	Description
99.1	Notice of Voluntary Dismissal Without Prejudice, dated April 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkers Drive-In Restaurants, Inc.
(Registrant)

Date: April 11, 2006	By:	/s/ Brian R. Doster
Brian R. Doster Vice President, Corporate Counsel and Secretary